EXHIBIT 10.18

           FORM OF NOTICE OF GRANT OF NON-QUALIFIED STOCK OPTION


Name of Director:

Name of Plan:            Amended and Restated Ashland Inc. Incentive Plan

Number of Option Shares:

Option Price Per Share:

Date of Option Grant:

Vesting Schedule:

Expiration Date:

         ASHLAND INC. ("Ashland") hereby confirms the grant of a non-qualified stock option to purchase shares of Ashland Common Stock, (the "Option") to the above-named Director. This Option is granted under, and is subject to, all of the terms and conditions of the Plan. A copy of the Plan and the related prospectus is attached for your information.

         This Option shall not be valid unless signed by the Director and received by Ashland Inc. ON OR BEFORE ____________________.

ASHLAND INC.



By: ______________________________________

         I hereby accept the Non-Qualified Stock Option granted above under the terms and conditions of the Plan, the related Prospectus and this Notice of Grant and I acknowledge I have received copies of same.

DATE:                                 DIRECTOR:

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RETURN ONE COPY TO:           ASHLAND INC.
                              Attn:  Kristie Ptasnik
                              3499 Blazer Parkway
                              Lexington, KY   40509